CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES (Parentheticals) (USD $) In Millions, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Real estate properties at cost	$ 10,358.3	$ 9,449.1
Real estate joint ventures and limited partnerships at cost	2,193.3	2,223.3
Realestate related marketable securities	895.3	480.4
Market Securities Cost	2,802.6	2,396.6
Cost of total investments	16,249.5	14,549.4
Principal outstanding on mortgage loans payable	$ 2,008.6	$ 1,842.9